ARROW ELECTRONICS, INC.	FORM 10-K — EXHIBIT 10 (o) (xiii)

EXECUTION COPY

AMENDMENT NO. 12 TO TRANSFER AND ADMINISTRATION AGREEMENT

          AMENDMENT NO. 12 TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of February 14, 2005 (this “Amendment”), to that certain Transfer and Administration Agreement dated as of March 21, 2001, as amended by Amendment No. 1 to Transfer and Administration Agreement dated as of November 30, 2001, Amendment No. 2 to Transfer and Administration Agreement dated as of December 14, 2001, Amendment No. 3 to Transfer and Administration Agreement dated as of March 20, 2002, Amendment No. 4 to Transfer and Administration Agreement dated as of March 29, 2002, Amendment No. 5 to Transfer and Administration Agreement dated as of May 22, 2002, Amendment No. 6 and Limited Waiver to Transfer and Administration Agreement dated as of September 27, 2002, Amendment No. 7 to Transfer and Administration Agreement dated as of February 19, 2003, Amendment No. 8 to Transfer and Administration Agreement dated as of April 14, 2003, Amendment No. 9 to Transfer and Administration Agreement dated as of August 13, 2003, Amendment No. 10 to Transfer and Administration Agreement dated as of February 18, 2004 and Amendment No. 11 to Transfer and Administration Agreement dated as of August 13, 2004 (as so amended and in effect, the “TAA”), by and among Arrow Electronics Funding Corporation, a Delaware corporation (the “SPV”), Arrow Electronics, Inc., a New York corporation, individually (“Arrow”) and as the initial Master Servicer, the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the “Conduit Investors”; each individually, a “Conduit Investor”), the agent bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a “Funding Agent”) with respect to such Conduit Investor, and Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the “Administrative Agent”), and the financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.

PRELIMINARY STATEMENTS:

          WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent have entered into the TAA;

          WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent agree to make certain changes and amendments to the TAA;

          WHEREAS, Blue Ridge Asset Funding Corporation desires to become a Conduit Investor under the TAA and Wachovia Bank, National Association desires to become an Alternate Investor and Funding Agent under the TAA;

          WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and the Administrative Agent are willing to make such changes and amendments to the TAA; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendments to the TAA. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the TAA is hereby amended as follows:

               Section 1.1. Section 1.1 is amended by amending and restating the definition of “Commitment Termination Date,” such definition to read in its entirety as follows:

“Commitment Termination Date” means the earliest to occur of (a) February 19, 2008, (b) the date the commitment of any Program Support Provider terminates under any Program Support Agreement, and (c) the date of termination of any Program Support Agreement; provided, that in any event the Commitment Termination Date shall not occur prior to February 13, 2006 (or such later date as to which the SPV, Arrow, each Conduit Investor, Funding Agent and Alternate Investor affected thereby and the Administrative Agent may agree in writing).

               Section 1.2. Section 1.1 is amended by adding the following clause (v) to the definition of “Receivable,”:

"(v) which are not Receivables owed by SPX Corp., by Actron Manufacturing Company (a subsidiary of SPX Corp.) or any successor thereto.”

               Section 1.3. Schedule II is amended by amending and restating the definition of “Yield Reserve,” such definition to read in its entirety as follows:

“Yield Reserve” for any Calculation Period means an amount equal to the product of (a) the Net Investment as of the most recent Month End Date, (b) the sum of (i) the weighted average rates used to calculate Yield accrued and to accrue through the end of each Rate Period with respect to all Portions of Investment funded by the EFC Conduit Investor, (ii) the aggregate of the fee percentages used to calculate the Program Fee, the Facility Fee and the Administrative Fee set forth in Schedule IV and the Fee Letter with respect to such Calculation Period, and (iii) 2.125%, and (c) the quotient, expressed as a percentage, of (i) 2.00 multiplied by the Days Sales Outstanding divided by (ii) 360.

               Section 1.4. From and after the date upon which the Administrative Agent receives a letter from Milbank, Tweed, Hadley & McCloy LLP as to the effect of the amendments contained herein on the conclusions reached in that certain opinion dated March 21, 2001 as to certain bankruptcy matters in a form satisfactory to the Administrative Agent (the “Delivery Date”), Subsection 4.1(f) is amended by deleting clause (iii) thereto.

               Section 1.5. From and after the Delivery Date, Section 6.1 is amended by amending and restating clause (k) thereof, such clause to read in its entirety as follows:

          ”(k) [RESERVED].”

               Section 1.6. As of the effective date of this Amendment, Wachovia Bank, National Association, as Alternate Investor and Funding Agent and Blue Ridge Asset Funding Corporation, as Conduit Investor (collectively, the “New TAA Parties”), shall each be a party to the TAA and, to the extent provided in this Amendment, have the rights and obligations of an Alternate Investor, Funding Agent or Conduit Investor, as applicable, thereunder.

     Accordingly, each of the New TAA Parties (i) confirms that it has received a copy of the TAA, the First Tier Agreement and each Originator Agreement together with copies of the financial statements referred to in Section 6.1 of the TAA, to the extent delivered through the date of this Amendment, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) appoints and authorizes the Administrative Agent and the Related Funding Agent to take such action as Administrative Agent or the Related Funding Agent on its behalf and to exercise such powers and discretion under the TAA and the other Transaction Documents as are delegated to the Administrative Agent or the Related Funding Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the TAA are required to be performed by it as an Alternate Investor or Conduit Investor, as applicable; and (iv) specifies as its address for notices and its account for payments the office and account set forth beneath its name on the signature pages hereof.

               Section 1.7. Schedule A to the TAA is deleted in its entirety and is replaced with the schedule attached hereto as Annex I.

               Section 1.8. Schedule B to the TAA is deleted in its entirety and is replaced with the schedule attached hereto as Annex II.

               Section 1.9. Schedule IV to the TAA is amended by amending and restating the table contained therein, such table to read in its entirety as follows:

		Program Fee
		Rate (Per Annum)
		(prior to an
Rating	Facility Fee	Accounting Based
S&P/Moody's	Rate (Per Annum)	Consolidation Event)
Greater than or equal to A-/A3	0.100%	0.175%
BBB+/Baa1	0.125%	0.175%
BBB/Baa2	0.150%	0.225%
BBB-/Baa3	0.200%	0.300%
BB+/Ba1	0.250%	0.450%
BB/Ba2	0.350%	0.550%
BB-/Ba3	0.500%	0.750%
Less than BB-/Ba3 or not rated by each of S&P and Moody’s	Base Rate	0.000%

               Section 1.10. Schedule 11.3 to the TAA is deleted in its entirety and is replaced with the schedule attached hereto as Annex III.

          SECTION 2. Representations and Warranties of the SPV and Arrow. To induce the Conduit Investors, Alternate Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:

               Section 2.1. Authority. The SPV and Arrow each has the requisite corporate power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

               Section 2.2. Enforceability. This Amendment has been duly executed and delivered by the SPV and Arrow. This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other

Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

               Section 2.3. Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.

               Section 2.4. No Termination Event. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

          SECTION 3. Conditions Precedent. This Amendment shall become effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

               Section 3.1. This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

               Section 3.2. Additional Documents. The Administrative Agent shall have received all additional approvals, certificates, documents, instruments and items of information as the Administrative Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and each Funding Agent.

               Section 3.3. Amendment Fee. Each of the Funding Agents shall have received payment of an amendment fee equal to (i) 0.05% multiplied by (ii) the sum of the Commitments of the related Alternate Investors and divided by (iii) 1.02.

          SECTION 4. References to and Effect on the Transaction Documents.

               Section 4.1. Except as specifically amended and modified hereby, each Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

               Section 4.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.

               Section 4.3. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

               Section 4.4. Each reference in the TAA to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in any other Transaction Document to “the Transfer and Administration Agreement”, “thereunder”, “thereof” or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

               Section 4.5. Arrow and the SPV agree that as of the effective date of this Amendment, the respective Commitments under the TAA of each of Bowand, LLC, Polonious Inc. and Danske Bank A/S (collectively, the “Exiting Parties”) are hereby terminated and agree that each of the Exiting Parties hereby ceases to be a party to the TAA.

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Arrow Electronics Funding Corporation, as SPV
By:	/s/ Ira Birns
	Name:	Ira Birns
	Title:	President

Arrow Electronics, Inc., individually and as Master Servicer
By:	/s/ Ira Birns
	Name:	Ira Birns
	Title:	President

Kitty Hawk Funding Corporation, as a Conduit Investor
By:	/s/ Jill A. Gordon
	Name:	Jill A. Gordon
	Title:	Vice President

Bank of America, National Association, as a Funding Agent, as Administrative Agent, and as an Alternate Investor
By:	/s/ Charu Mani
	Name:	Charu Mani
	Title:	Vice President

Delaware Funding Company, LLC, as a Conduit Investor

By: JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), its attorney-in-fact

By:	/s/ Mark J. Connor
	Name:	Mark Connor
	Title:	Vice President

JPMorgan Chase Bank, N.A., (formerly known as JPMorgan Chase Bank) as a Funding Agent and as an Alternate Investor
By:	/s/ Mark J. Connor
	Name:	Mark Connor
	Title:	Vice President

Alpine Securitization Corp., as a Conduit Investor

By: Credit Suisse First Boston, New York Branch, its attorney-in-fact

By:	/s/ Joseph Soave
	Name:	Joseph Soave
	Title:	Director

By:	/s/ Mark Golombeck
	Name:	Mark Golombeck
	Title:	Director

Credit Suisse First Boston, New York Branch as a Funding Agent and as an Alternate Investor
By:	/s/ Josh Borg
	Name:	Josh Borg
	Title:	Vice President

By:	/s/ Alberto Zonca
	Name:	Alberto Zonca
	Title:	Director

Liberty Street Funding Corp., as a Conduit Investor
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

The Bank of Nova Scotia, as a Funding Agent and as an Alternate Investor
By:	/s/ M. Kus
	Name:	M. Kus
	Title:	Director

Gotham Funding Corporation, as a Conduit Investor
By:	/s/ Geraldine St-Louis
	Name:	Geraldine St-Louis
	Title:	Vice President

The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as a Funding Agent
By:	/s/ A.K. Reddy
	Name:	A.K. Reddy
	Title:	Vice President

The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as an Alternate Investor
By:	/s/ J. Terrence Dennehy
	Name:	J. Terrence Dennehy
	Title:	Authorized Signatory

Old Line Funding, LLC, as a Conduit Investor
By:	/s/ Kimberly L. Wagner
	Name:	Kimberly L. Wagner
	Title:	Authorized Signatory

Royal Bank of Canada as a Funding Agent and as an Alternate Investor
By:	/s/ Robert S. Jones
	Name:	Robert S. Jones
	Title:	Authorized Signatory

By:	/s/ Veronica L. Gallagher
	Name:	Veronica L. Gallagher
	Title:	Authorized Signatory

Blue Ridge Asset Funding Corporation as a Conduit Investor
By:	/s/ Douglas R. Wilson, Sr.
	Name:	Douglas R. Wilson, Sr.
	Title:	Vice President

Wachovia Bank, National Association, as a Funding Agent and as an Alternate Investor
By:	/s/ William P. Rutkowski
	Name:	William P. Rutkowski
	Title:	Vice President

ANNEX I

Schedule A

	Conduit	Related		Alternate
	Funding	Alternate	Related Funding	Investor(s)
Conduit Investor	Limit	Investor(s)	Agent	Commitment
Kitty Hawk Funding Corporation	$82,280,000	Bank of America, National Association	Bank of America, National Association	$82,280,000
Delaware Funding Company, LLC	$82,280,000	JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank)	JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank)	$82,280,000
Alpine Securitization Corp.	$82,280,000	Credit Suisse First Boston, New York Branch	Credit Suisse First Boston, New York Branch	$82,280,000
Liberty Street Funding Corp.	$82,280,000	The Bank of Nova Scotia	The Bank of Nova Scotia	$82,280,000
Gotham Funding Corporation	$82,280,000	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch	$82,280,000
Old Line Funding, LLC	$74,800,000	Royal Bank of Canada	Royal Bank of Canada	$74,800,000
Blue Ridge Asset Funding Corporation	$74,800,000	Wachovia Bank, National Association	Wachovia Bank, National Association	$74,800,000

Annex II

SCHEDULE B

Match Funding Conduit Investors

Kitty Hawk Funding Corporation

Old Line Funding, LLC

Gotham Funding Corporation

Annex III

SCHEDULE 11.3

Address and Payment Information

If to the Conduit Investors:

(1)	Kitty Hawk Funding Corporation
Lord Securities
48 Wall Street
27th Floor
New York, New York 10005
Attention: Jill Gordon
Telephone: 212/346-9021
Facsimile: 212/346-9012

(2)	Delaware Funding Company, LLC
c/o JPMorgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
Attention: Christopher Lew
Telephone: 212/834-5469
Facsimile: 212/834-6657

(3)	Alpine Securitization Corp.
c/o Credit Suisse First Boston, New York Branch
as Administrative Agent
11 Madison Avenue
New York, NY 10010
Attention: Joe Soave
Telephone: 212/325-9082
Facsimile: 212/325-4519

(4)	Liberty Street Funding Corp.
c/o Global Securitization Services, LLC
114 West 47th Street
Suite 1715
New York, NY 10036
Attention: Andrew L. Stidd
Telephone: 212/302-5151
Facsimile: 212/302-8767

(5)	Gotham Funding Corporation
c/o The Bank of Tokyo-Mitsubishi, Ltd., New York Branch
1251 Avenue of the Americas
New York, New York 10020
Attention: Devang Sodha
Telephone: 212/782-5980

Facsimile: 212/782-6998

(6)	Old Line Funding, LLC
c/o Global Securitization Services, LLC
445 Broad Hollow Road
Suite 239
Melville, NY 11747
Attention: Tony Wong
Tel. No.: (631) 930-7207
Facsimile No.: (212) 302-8767

With a copy to:
Old Line Funding, LLC
One Little Falls Centre
2711 Centerville Road
Suite 215
Wilmington, DE 19808
Attn: Kim Wagner
Tel: (302) 892-5903
Fax: (302) 892-5900
E-mail: conduit_administration@rbccm.com

(7)	Blue Ridge Asset Funding Corporation
c/o Wachovia Capital Markets, LLC
301 South College Street, TW-16
Mail Stop NC-0171
Charlotte, NC 28288
Attention: Douglas R. Wilson
Tel. No.: (704) 374-2520
Facsimile No.: (704) 383-9579

If to the Alternate Investors:

(1)	Bank of America, National Association
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group;
Portfolio Management
Attention: Charu Mani
Telephone: 704/683-4692
Facsimile: 704/388-9169

(2)	JPMorgan Securities Inc.
c/o Delaware Funding Company, LLC
270 Park Avenue, 10th Floor

New York, New York 10017
Attention: Christopher Lew
Telephone: 212/834-5469
Facsimile: 212/834-6657

(3)	Credit Suisse First Boston, New York Bank
11 Madison Avenue
New York, New York 10010
Attention: Joe Soave
Telephone: 212/325-9082
Facsimile: 212/325-4519

(4)	The Bank of Nova Scotia
1 Liberty Plaza, 26th Floor
New York, New York 10006
Attention: Richard L. Taiano
Telephone: 212/225-5070
Facsimile: 212/225-5290

(5)	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch
1251 Avenue of the Americas
New York, New York 10020
Attention: US Corporate Banking, PMG Group, Spencer Hughes
Telephone: 212/782-4226

(6)	Royal Bank of Canada
One Liberty Plaza, 5th Floor
New York, NY 10006-1404
Attention: Managing Director, Global Securitization Group
Tel No.: (212) 428-6537
Facsimile No.: (212) 428-2304

With a copy to:
Old Line Funding, LLC
One Little Falls Centre
2711 Centerville Road
Suite 215
Wilmington, DE 19808
Attn: Kim Wagner
Tel: (302) 892-5903
Fax: (302) 892-5900
E-mail: conduit_administration@rbccm.com

(7)	Wachovia Bank, National Association
191 Peachtree Street, N.E.
Mail Stop GA-8088
Atlanta, GA 30303

Attention: Victoria Dudley
Telephone: (404) 332-6562
Fax: (404) 332-5152

If to the Funding Agents:

(1)	Bank of America, National Association,
as Funding Agent for Kitty Hawk Funding Corporation
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255
Attention:Global Asset Backed Securitization Group;
Portfolio Management
Telephone:704/683-4692
Facsimile:704/388-9169

Payment Information:

Deutsche Bank
ABA 021001033
Account No.: 00362941
Account Name: DB as Depository for KHFC

(2)	JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank)
as Funding Agent for Delaware Funding Company, LLC
One Bank One Plaza
Mail Suite: IL1-0079
Chicago, IL 60670
Attention: D’Andrea Anderson
Telephone: (312) 732-7206
Facsimile: (312) 732-1844

Payment Information:

Bank One, NA
ABA No. 071000013
Account No. 645475310
Reference: DFC/Arrow Electronics
Attention: D’Andrea Anderson

(3)	Credit Suisse First Boston New York Branch,
as Funding Agent for Alpine Securitization Corp.
11 Madison Avenue

New York, New York 10010
Attention: Joe Soave
Telephone: 212/325-9082
Facsimile: 212/325-4519

Payment Information:

Bank of New York
ABA No. 02-000-018
Account No. 890-038-7025
Reference: Arrow Funding

(4)	The Bank of Nova Scotia,
as Funding Agent for Liberty Street Funding Corp.
1 Liberty Plaza, 26th Floor
New York, New York 10006
Attention: Richard L. Taiano
Telephone: 212/225-5070
Facsimile: 212/225-5290

Payment Information:

The Bank of Nova Scotia- New York Agency
ABA No. 026-002-532
Account No. 02158-13
Reference: Arrow Electronics Funding Corporation [Reason for Payment]

(5)	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch
as Funding Agent for Gotham Funding Corporation
1251 Avenue of the Americas
10th Floor
New York, New York 10020
Attention: Aditya Reddy
Telephone: 212/782-6957
Facsimile: 212/782-6448

Payment Information:

Bank of Tokyo-Mitsubishi Trust Company
ABA No. 026-009-687
Account Name: Gotham Funding Corporation
Account No. 310035147
Reference: Arrow — Electronics

(6)	Royal Bank of Canada
as Funding Agent for Old Line Funding, LLC
Global Securitization Group
One Liberty Plaza
New York, New York 10006-1404
Attention:Tony Cowart

Telephone: 212/428-6291
Facsimile: 212/428-2304

With a copy to:
Old Line Funding, LLC
One Little Falls Centre
2711 Centerville Road
Suite 215
Wilmington, DE 19808
Attn: Kim Wagner
Tel: (302) 892-5903
Fax: (302) 892-5900
E-mail: conduit_administration@rbccm.com
E-mail CC: Kevin.Wilson@rbccm.com

Payment Information:

Deutsche Bank Trust Company Americas
ABA #021-001-033
Account Name: Old Line Funding Corporation
Account # 048-72-850
Reference: Kim Sukdeo/Arrow Electronics
(212) 602-1263

(7)	Wachovia Bank, National Association
as Funding Agent for Blue Ridge Asset Funding Corporation
201 South College Street
Charlotte, NC 28288
Attention: Sherry McInturf
Telephone: (704) 715-1125
Fax: (404) 332-5152

Payment Information:

First Union National Bank
ABA# 053000219
Acct. Name: CP Liability Account
Account Number: 2000010384921
Reference: Arrow Electronics

If to the SPV:

Arrow Electronics Funding Corporation
7459 South Lima Street
Building 2
Englewood, Colorado 80112

Telephone:
Facsimile:

Payment Information:
Chase Manhattan Bank
ABA 021 000 021
Account No. 323-1-96500
Reference A/R Securitization Funding

If to Arrow or the Master Servicer:

Arrow Electronics, Inc.
50 Marcus Drive
Melville, New York 11747
Telephone: (631) 847-1657
Facsimile: (631) 847-5379

Payment Information:

Chase Manhattan Bank
New York, NY
ABA 021000021
Account No. 144-0-91175

If to the Administrative Agent:

Bank of America, National Association
NC1-027-19-01
214 North Tryon Street, 19th Floor
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group; Portfolio Management
Attention: Charu Mani
Telephone: 704/683-4692
Facsimile: 704/388-9169

Additional copy of Master Servicer Report, Investment Request to be delivered to:

Bank of America, National Association,
as Administrator
NC1-027-19-01
214 North Tryon Street
Charlotte, NC 28255
Attention: Global Asset Backed Securitization Group; Portfolio Management, Tim Pacitto
Telephone: 704/388-9464
Facsimile: 704/388-0027

Email: timothy.pacitto@bankofamerica.com
Payment Information:

Collection Account

ABA 026009593
Account Name: BA as Agent for Investors — Collection Account (Arrow)
Account No. 0006 8765 0051
Reference: Arrow Electronics

Funding Account

ABA 026009593
Account Name: BA as Agent for Investors — Arrow Electronics
Account No. 0006 8765 0048
Reference: Arrow Electronics